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                                                                     EXHIBIT 4.1

COMMON STOCK                        [LOGO]                         COMMON STOCK
  [SYMBOL]                                                            [SYMBOL]

                                SPECTRX, INC.

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                           CUSIP 847635  10  9




This Certifies that


is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

        SPECTRX, INC., INC. transferable on the Books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

               IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereto affixed and the Certificate to be signed by its duly authorized officers of the Corporation.

Dated:

/s/ Mark A. Samuels                                           Countersigned and Registered:
-----------------------------------------
PRESIDENT AND CHIEF EXECUTIVE OFFICER         CORPORATE               SUNTRUST BANK,
ATLANTA
                                                 SEAL         Transfer Agent and Registrar

/s/ Thomas H. Muller, Jr.                                     By:
-----------------------------------------                        -----------------------------
SECRETARY                                                     Authorized Signature



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        The Corporation is authorized to issue two classes of stock, Common
Stock and Preferred Stock. The Board of Directors of the Corporation has the authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of Preferred Stock.

        A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Certificate of Incororation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM    as tenants in common                       UNIF GIFT MIN     _________________Custodian_____________________
                                                   ACT                  ________
TEN ENT    as tenants by the entireties                                         (Cust)
                                                                        (Minor)
JT TEN     as joint tenants with right of                               under Uniform Gifts to Minors
           survivorship and not as tenants                              Act________________________________
           in common                                                                  (State)
                                                      UNIF TRF MIN      ______________________ Custodian (until
                                                   ACT                  age_______)
                                                                                   (Cust)
                                                                        __________________________under Uniform
                                                                        Transfers
                                                                                  (Minor)
                                                                        to Minors Act___________________________
                                                                                                (State)


    Additional abbreviations may also be used though not in the above list.


  FOR VALUE RECEIVED______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
        OF ASSIGNEE

------------------------------

------------------------------


________________________________________________________________________________
    (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________


                       X
                              ________________________________________________
                       X
                              ________________________________________________

                              THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                    NOTICE:   CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                              THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



   Signature(s) Guaranteed:_______________________________________
                           THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                           ELIGIBLE GUARANTOR


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                           INSTITUTION (BANKS, STOCKBROKERS SAVINGS AND LOAN
                           ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.